UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)	75001 (Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
On May 10, 2006, we issued a press release announcing our results of operations for the quarter ended March 31, 2006 and board approval of a share repurchase program for up to $15 million of our common stock over the next 12 months. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.
Item 5.02 Appointment of Principal Officers
(c) On May 9, 2006, the Board of Directors appointed V. Van Vaughan, 45, as our Senior Vice President, Chief Accounting Officer and Treasurer, effective May 13, 2006. Mr. Vaughan has been our Controller since July 2005. From August 2003 to July 2005, Mr. Vaughan served as Vice President and Controller of HCC Insurance Holdings, Inc., a NYSE-listed specialty insurance company. From April 2001 to August 2003 Mr. Vaughan was the Controller and Director of Financial Reporting of Highlands Insurance Group, a property and casualty insurer.
Item 7.01. Regulation FD Disclosure.
On May 10, 2006, we issued a press release announcing our results of operations for the quarter ended March 31, 2006 and board approval of a share repurchase program for up to $15 million of our common stock over the next 12 months. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
On May 5, 2006, we issued a press release announcing our earnings release date and conference call for the quarter ended March 31, 2006. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including the exhibits, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Number	Exhibit

99.1*	Press release, dated May 10, 2006 announcing our results of operations for the quarter ended March 31, 2006 and board approval of a share repurchase program.
99.2*	Press release, dated May 5, 2006 announcing our earnings release date and conference call for the quarter ended March 31, 2006.
*Filed herewith.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ MARK E. PAPE
Mark E. Pape
Executive Vice President and Chief Financial Officer

Date: May 10, 2006

Number	Exhibit

99.1*	Press release, dated May 10, 2006 announcing our results of operations for the quarter ended March 31, 2006 and board approval of a share repurchase program.
99.2*	Press release, dated May 5, 2006 announcing our earnings release date and conference call for the quarter ended March 31, 2006.
* Filed herewith